EXHIBIT 10.7

                                LEAKOUT AGREEMENT

February 2, 2001

To: Digi Link Technologies, Inc.
       75 Lincoln Highway
       Iselin, NJ  08830

Re: Common Shares

To Whom It May Concern:

     The undersigned is the owner ("Record Owner") of 560,252 shares of the restricted common stock of Digi Link Technologies, Inc., (the "Company", formerly IR Operating Corporation), par value $.001 per share (the "Shares"), which Shares are evidenced by one or more certificate number(s), which are set forth below. In consideration of and as an inducement to Digi Link Technologies, Inc. to enter into an Agreement and Plan of Reorganization ("Merger Agreement") with IR Operating Corporation, the undersigned hereby agrees, among other things enumerated below, not to sell 70% of the Shares ("Leakout Shares") or otherwise transfer the Leakout Shares except as provided herein. The undersigned further agrees that the restriction on the transfer of the Leakout Shares relates to the certificates evidencing the Leakout shares referenced above and to any other certificates which may be issued in the future which evidence the Record Owner's ownership of the Leakout Shares or the ownership of the Shares by any transferee of the Leakout Shares who acquired same by operation of law. In connection with the foregoing, the undersigned agrees as follows:

     1. The Record Owner has full power and authority to enter into this Agreement and to restrict the transferability and salability of the Leakout Shares as provided herein.

     2. The Record Owner's compliance with the terms and conditions of this Agreement will not conflict with any instrument or agreement pertaining to such Shares, and will not conflict with, result in a breach of, or constitute a default under any instrument to which Record Owner is a party.

     3. The Record Owner owns the Leakout Shares and represents that they are free and clear of any and all liens and encumbrances.

     4. Beginning on the Effective Date as defined in the Merger Agreement, a copy of which is attached hereto as Exhibit "A" and for a period of 6 months thereafter, the Record Owner agrees not to sell any Leakout Shares in any calendar month without the prior written consent of the Company.

     5. The Record Owner agrees not to make any private transfer of any of the Leakout Shares unless the transferee agrees in writing to be bound by the restrictions contained herein, and unless the transaction otherwise complies with all applicable provisions of the Federal and State Securities laws.

     6. The Record Owner agrees that the restrictions described herein will be placed on the following stock certificate(s) issued to the Record Owner.

     7. Certificate no. Amt.                    Shares 560,252


Very truly yours,

/s/: Murray Fox
---------------
     Murray Fox

    Murray Fox
--------------
 (Printed Name)

                                   EXHIBIT 10.7

                                LEAKOUT AGREEMENT

February 2, 2001

To: Digi Link Technologies, Inc.
       75 Lincoln Highway
       Iselin, NJ  08830

Re: Common Shares

To Whom It May Concern:

     The undersigned is the owner ("Record Owner") of 225,009 shares of the restricted common stock of Digi Link Technologies, Inc., (the "Company", formerly IR Operating Corporation), par value $.001 per share (the "Shares"), which Shares are evidenced by one or more certificate number(s), which are set forth below. In consideration of and as an inducement to Digi Link Technologies, Inc. to enter into an Agreement and Plan of Reorganization ("Merger Agreement") with IR Operating Corporation, the undersigned hereby agrees, among other things enumerated below, not to sell the Shares or otherwise transfer Shares except as provided herein. The undersigned further agrees that the restriction on the transfer of the Shares relates to the certificates referenced above and to any other certificates which may be issued in the future which evidence the Record Owner's ownership of the Shares or the ownership of the Shares by any transferee of the Shares who acquired same by operation of law. In connection with the foregoing, the undersigned agrees as follows:

     1. The Record Owner has full power and authority to enter into this Agreement and to restrict the transferability and salability of the Shares as provided herein.

     2. The Record Owner's compliance with the terms and conditions of this Agreement will not conflict with any instrument or agreement pertaining to such Shares, and will not conflict with, result in a breach of, or constitute a default under any instrument to which Record Owner is a party.

     3. The Record Owner owns the Shares and represents that they are free and clear of any and all liens and encumbrances.

     4. Beginning on the Effective Date as defined in the Merger Agreement, a copy of which is attached hereto as Exhibit "A" and for a period of 6 months thereafter, the Record Owner agrees not to sell any Shares in any calendar month without the prior written consent of the Company.

     5. The Record Owner agrees not to make any private transfer of any of the Shares unless the transferee agrees in writing to be bound by the restrictions contained herein, and unless the transaction otherwise complies with all applicable provisions of the Federal and State Securities laws.

     6. The Record Owner agrees that the restrictions described herein will be placed on the stock certificate(s) issued to the Record Owner.

     7.       Certificate no. 3406               Amt. Shares 255,009

Very truly yours,


/s/: Tony Conte
---------------
     Tony Conte

     Tony Conte
---------------
(Printed Name)

                                  EXHIBIT 10.7

                                LEAKOUT AGREEMENT


February 2, 2001

To: Digi Link Technologies, Inc.
       75 Lincoln Highway
       Iselin, NJ  08830

Re: Common Shares

To Whom It May Concern:

     The undersigned is the owner ("Record Owner") of 172,940 shares of the restricted common stock of Digi Link Technologies, Inc., (the "Company", formerly IR Operating Corporation), par value $.001 per share (the "Shares"), which Shares are evidenced by one or more certificate number(s), which are set forth below. In consideration of and as an inducement to Digi Link Technologies, Inc. to enter into an Agreement and Plan of Reorganization ("Merger Agreement") with IR Operating Corporation, the undersigned hereby agrees, among other things enumerated below, not to sell the Shares or otherwise transfer Shares except as provided herein. The undersigned further agrees that the restriction on the transfer of the Shares relates to the certificates referenced above and to any other certificates which may be issued in the future which evidence the Record Owner's ownership of the Shares or the ownership of the Shares by any transferee of the Shares who acquired same by operation of law. In connection with the foregoing, the undersigned agrees as follows:

     1. The Record Owner has full power and authority to enter into this Agreement and to restrict the transferability and salability of the Shares as provided herein.

     2. The Record Owner's compliance with the terms and conditions of this Agreement will not conflict with any instrument or agreement pertaining to such Shares, and will not conflict with, result in a breach of, or constitute a default under any instrument to which Record Owner is a party.

     3. The Record Owner owns the Shares and represents that they are free and clear of any and all liens and encumbrances.

     4. Beginning on the Effective Date as defined in the Merger Agreement, a copy of which is attached hereto as Exhibit "A" and for a period of 6 months thereafter, the Record Owner agrees not to sell any Shares in any calendar month without the prior written consent of the Company.

     5. The Record Owner agrees not to make any private transfer of any of the Shares unless the transferee agrees in writing to be bound by the restrictions contained herein, and unless the transaction otherwise complies with all applicable provisions of the Federal and State Securities laws.

     6. The Record Owner agrees that the restrictions described herein will be placed on the stock certificate(s) issued to the Record Owner.

     7. Certificate no. 3408          Amt. Shares 172,940


Very truly yours,

/s/: David Katz
---------------
     David Katz

     David Katz
---------------
(Printed Name)
                                       15